                                                                     Exhibit 4.8


COMMON STOCK                                                        COMMON STOCK

CERTIFICATE NUMBER

THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ
OR NEW YORK, NY


          INCORPORATED                                              OF THE STATE
          UNDER THE LAWS                                            OF NEW YORK

                      AMERICAN ELECTRIC POWER COMPANY, INC.

                                                             CUSIP 025537 10 1
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


This Certifies that

is the owner of

          FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

American Electric Power Company, Inc., transferable on the books of the Company in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate and the shares represented hereunder are issued and shall be held subject to all provisions of the Restated Certificate of Incorporation, as amended, of the Company (a copy of which is on file with the Transfer Agent) to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the seal of the Company and the signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
    EQUISERVE TRUST COMPANY, N.A.
         TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE                TREASURER                 CHAIRMAN OF THE
                                                              BOARD

AMERICAN ELECTRIC POWER COMPANY, INC.
CORPORATE SEAL
NEW YORK

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT - ___ Custodian ______
                                                              (Cust)         (Minor)
TEN ENT - as tenants by the entireties                        under Uniform Gifts to Minors Act

                                                              _________________________________
JT TEN  - as joint tenants with right of                           (State)
               survivorship and not as tenants
               in common

      Additional abbreviations may also be used though not in the above list.

      For value received, _________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
_____________________ Attorney to transfer the said Stock registered on the books of the within-named Company with full power of substitution in the premises.

Dated ___________________

                                            ____________________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THIS CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER. THE SIGNATURE OF THE PERSON
EXECUTING THIS POWER MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION SUCH AS A

COMMERCIAL BANK, TRUST COMPANY, SECURITIES
BROKER/DEALER, CREDIT UNION OR A SAVINGS
ASSOCIATION PARTICIPATING IN A MEDALLION
PROGRAM APPROVED BY THE SECURITIES TRANSFER
ASSOCIATION, INC.